UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event         Commission File Number: 0-20707
reported): July 19, 1999


                       COLONIAL REALTY LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)



                Delaware                               63-1098468
        (State of organization)                      (IRS Employer
                                                Identification Number)

        2101 Sixth Avenue North                          35203
               Suite 750                              (Zip Code)
          Birmingham, Alabama
(Address of principal executive offices)

                                (205) 250-8700
             (Registrant's telephone number, including area code)

                          COLONIAL PROPERTIES TRUST


Item 5. Other Events.

          On July 19, 1999, Colonial Properties Trust, the general partner of Colonial Properties Trust, issued a press release announcing financial results for the quarter and year to date for the period ended June 30, 1999. The registrant is filing as exhibits to this Form 8-K the Balance Sheet Highlights, Second Quarter Operating Results and Year-to-Date Operating Results of Colonial Properties Trust that were attached to the press release, as updated.

Item 7.     Financial Statements and Exhibits


 (a)  Financial Statements of Businesses Acquired--Not Applicable

 (b)  Pro Forma Financial Information--Not Applicable

 (c)   Exhibits

1.    Balance Sheet Highlights.......................................4
2.    Second Quarter Operating Results...............................5
3.    Year-to-Date Operating Results.................................6

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COLONIAL REALTY LIMITED PARTNERSHIP,
                                     a Delaware limited partnership

                                   By: Colonial Properties Trust,
                                       its general partner



Date:  August 3, 1999               /s/ Howard B. Nelson, Jr.
                                    -------------------------
                                    Howard B. Nelson, Jr.
                                    Chief Financial Officer
                                   (Duly Authorized Officer
                                    and Principal Financial Officer)

                       COLONIAL REALTY LIMITED PARTNERSHIP


Index to Exhibits


 Exhibits

1.    Balance Sheet Highlights.......................................4
2.    Second Quarter Operating Results...............................5
3.    Year-to-Date Operating Results.................................6


                            COLONIAL PROPERTIES TRUST
                            BALANCE SHEET HIGHLIGHTS
                      (In Thousands, Except Per Share Data)
                                                     (Unaudited)
                                                       June 30,     December 31,
                                                        1999            1998
                                                      -----------    -----------
ASSETS:
     Real estate owned, before depreciation          $ 1,956,616    $ 1,864,699
     Accumulated depreciation                           (194,440)      (169,522)
     Cash and equivalents                                  3,697          4,583
     Investment in subsidiaries                           20,685         25,181
     Other assets                                         34,116         30,508
                                                      -----------    -----------
Total assets                                         $ 1,820,674    $ 1,755,449
                                                      -----------    -----------

LIABILITIES AND EQUITY:
     Notes and mortgages payable                     $   917,583    $   909,322
     Other liabilities                                    43,176         36,733
                                                      -----------    -----------
         Total liabilities                               960,759        946,055
         Total equity, including minority interest       859,915        809,394
                                                      -----------    -----------
Total liabilities and equity                         $ 1,820,674    $ 1,755,449
                                                      -----------    -----------


OTHER:
Ending common shares outstanding                          25,043         26,147
                                                      -----------    -----------
Ending shares and units outstanding                       35,682         36,761
                                                      -----------    -----------
Ending stock price per share                         $    28.250    $    26.625
                                                      -----------    -----------
Total market capitalization                          $ 2,150,604    $ 2,013,084
                                                      -----------    -----------

Ratio of debt to total market capitalization                42.7%          45.2%
                                                      -----------    -----------

                            COLONIAL PROPERTIES TRUST
                                OPERATING RESULTS
                      (In Thousands, Except Per Share Data)
                                                  (Unaudited)
                                                  2nd Quarter       2nd Quarter        Percent
                                                     1999              1998            Change
                                                 ------------------------------------------------

REVENUE:
    Minimum rent                                      $ 56,145         $ 48,822           15.0%
    Percentage rent                                        724              664            9.0%
    Tenant recoveries                                    7,844            6,958           12.7%
    Other                                                5,188            3,139           65.3%
-------------------------------------------------------------------------------------------------
Total revenue                                           69,901           59,583           17.3%
-------------------------------------------------------------------------------------------------

OPERATING EXPENSES:
Properties:
    General operating expenses                           5,038            4,396           14.6%
    Salaries and benefits                                3,565            3,004           18.7%
    Repairs and maintenance                              6,845            5,598           22.3%
    Taxes, licenses, and insurance                       5,753            5,082           13.2%
General and administrative                               2,540            1,363           86.4%
Depreciation                                            14,648           10,794           35.7%
Amortization                                               557              343           62.4%
-------------------------------------------------------------------------------------------------
Total operating expenses                                38,946           30,580           27.4%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Income from operations                                  30,955           29,003            6.7%
-------------------------------------------------------------------------------------------------

OTHER INCOME (EXPENSE):
    Interest expense                                   (13,505)         (11,612)          16.3%
    Income from subsidiaries                               302             (538)         156.1%
    Gains from sales of property                           473               65          627.7%
    Minority interest in consolidated
        property partnership                               (22)               -             N/A
-------------------------------------------------------------------------------------------------
Total other expense                                    (12,752)         (12,085)           5.5%
-------------------------------------------------------------------------------------------------

    Income before extraordinary items and
        minority interest                               18,203           16,918            7.6%
    Extraordinary income (loss)                            115               (5)       -2400.0%
-------------------------------------------------------------------------------------------------
Income before minority interest                         18,318           16,913            8.3%
-------------------------------------------------------------------------------------------------

Minority interest in income of CRLP                     (3,929)          (4,293)  (1)     -8.5%
Distribution to preferred unitholders of CRLP           (2,268)               -             N/A
-------------------------------------------------------------------------------------------------
Net income                                            $ 12,121         $ 12,620   (1)     -4.0%
-------------------------------------------------------------------------------------------------

    Dividends to preferred shareholders                 (2,735)          (2,735)           0.0%
-------------------------------------------------------------------------------------------------
Net income available to common shareholders            $ 9,386          $ 9,885   (1)     -5.0%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
EBITDA                                                $ 47,641         $ 39,787           19.7%
-------------------------------------------------------------------------------------------------

    Basic and Diluted net income per common share:
    ---------------------------------------------------------------------------------------------
    Net income per share before extraordinary items     $ 0.37           $ 0.40   (1)     -7.5%
                                                 ==============    ==============
    Net income per share                                $ 0.37           $ 0.40   (1)     -7.5%
                                                 ==============    ==============

    Weighted average common shares outstanding          25,353           24,984
                                                 ==============    ==============

(1)Net income available to common shareholders, net income per share, and minority interest in net income for the second quarter and YTD 1998 have been revised from previously reported results to reflect an adjustment for the application of dividends paid on the preferred shares of beneficial interest that were issued by the Company in November 1997. The effect of the adjustment is to apply a weighted-average pro rata portion of the preferred dividends to the minority interest in income, resulting in an increase in net income available to common shareholders and net income per share, and a decrease in minority interest in net income. The adjustment, and comparable adjustments that will be made to the Company's reported results for 1998 and each of the other fiscal quarters of 1998, do not affect the Company's previously reported calculations of FFO or FFO per share, nor do they affect the federal income tax treatment of distributions or dividends previously paid to shareholders or unitholders.

                            COLONIAL PROPERTIES TRUST
                                OPERATING RESULTS
                      (In Thousands, Except Per Share Data)
                                                   (Unaudited)
                                                  Year-to-Date       Year-to-Date        Percent
                                                    June 1999         June 1998          Change
                                                  -------------------------------------------------

REVENUE:
    Minimum rent                                    $ 110,822          $ 96,005           15.4%
    Percentage rent                                     1,621             1,442           12.4%
    Tenant recoveries                                  16,268            14,239           14.2%
    Other                                               8,649             5,957           45.2%
------------------------------------------------------------------------------------------------
Total revenue                                         137,360           117,643           16.8%
------------------------------------------------------------------------------------------------

OPERATING EXPENSES:
Properties:
    General operating expenses                         10,158             8,706           16.7%
    Salaries and benefits                               7,042             5,873           19.9%
    Repairs and maintenance                            13,425            11,094           21.0%
    Taxes, licenses, and insurance                     11,872             9,936           19.5%
General and administrative                              4,807             3,917           22.7%
Depreciation                                           28,409            20,955           35.6%
Amortization                                            1,082               680           59.1%
------------------------------------------------------------------------------------------------
Total operating expenses                               76,795            61,161           25.6%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Income from operations                                 60,565            56,482            7.2%
------------------------------------------------------------------------------------------------

OTHER INCOME (EXPENSE):
    Interest expense                                  (27,459)          (24,194)          13.5%
    Income from subsidiaries                              854              (966)         188.4%
    Gains from sales of property                        3,478                33        10439.4%
    Minority interest in consolidated
         property partnership                             (82)                -             N/A
------------------------------------------------------------------------------------------------
Total other expense                                   (23,209)          (25,127)          -7.6%
------------------------------------------------------------------------------------------------

    Income before extraordinary items and
         minority interest                             37,356            31,355           19.1%
    Extraordinary income (loss)                           115              (400)        -128.8%
------------------------------------------------------------------------------------------------
Income before minority interest                        37,471            30,955           21.0%
------------------------------------------------------------------------------------------------

Minority interest in income of CRLP                    (8,408)           (7,900)  (1)      6.4%
Distribution to preferred unitholders of CRLP          (3,156)                -             N/A
------------------------------------------------------------------------------------------------
Net income                                           $ 25,907          $ 23,055   (1)     12.4%
------------------------------------------------------------------------------------------------

    Dividends to preferred shareholders                (5,469)           (5,469)           0.0%
------------------------------------------------------------------------------------------------
Net income available to common shareholders          $ 20,438          $ 17,586   (1)     16.2%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
EBITDA                                               $ 93,308          $ 77,429           20.5%
------------------------------------------------------------------------------------------------

    Basic and Diluted net income per common share:
    --------------------------------------------------------------------------------------------
    Net income per share before extraordinary items    $ 0.79            $ 0.77   (1)      2.6%
                                                  ============    ==============
    Net income per share                               $ 0.79            $ 0.76   (1)      3.9%
                                                  ============    ==============

    Weighted average common shares outstanding         25,770            23,207
                                                  ============    ==============

                                       6

(1)Net income available to common shareholders, net income per share, and minority interest in net income for the second quarter and YTD 1998 have been revised from previously reported results to reflect an adjustment for the application of dividends paid on the preferred shares of beneficial interest that were issued by the Company in November 1997. The effect of the adjustment is to apply a weighted-average pro rata portion of the preferred dividends to the minority interest in income, resulting in an increase in net income available to common shareholders and net income per share, and a decrease in minority interest in net income. The adjustment, and comparable adjustments that will be made to the Company's reported results for 1998 and each of the other fiscal quarters of 1998, do not affect the Company's previously reported calculations of FFO or FFO per share, nor do they affect the federal income tax treatment of distributions or dividends previously paid to shareholders or unitholders.